EXHIBIT 99.1

Cordia Bancorp Inc. Reports Fourth Quarter 2014 Profit

Launched CordiaGrad, an Online Lending Platform to Refinance Student Loans

MIDLOTHIAN, Va., March 4, 2015 (GLOBE NEWSWIRE) -- Cordia Bancorp Inc. ("Cordia") (Nasdaq:BVA), parent company of Bank of Virginia, reported net income of $60,000 or $0.01 per share for the fourth quarter of 2014, compared to net income of $5,000 for the fourth quarter of 2013. For the year ended December 31, 2014, the net loss was $(412,000) or $(0.09) per share compared to net income of $696,000 or $0.27 per share for the year ended December 31, 2013.

Highlights for the year 2014

  $15.4 million capital raise in April 2014 with the issuance of 3,629,871 voting and nonvoting common shares
  Added five new officers in commercial, residential and student lending
  Launched CordiaGrad in the fourth quarter, a new online lending platform to refinance student loans
  Added two new retail bank branches in the third quarter to expand market share in Chesterfield County, the largest and wealthiest county in Greater Richmond
  35% growth in total assets
  22% growth in loans
  26% growth in deposits
  31% increase in employees
  Net interest income increased $1.4 million, or 21%, net of acquisition accounting adjustment
  Nonperforming assets decreased to 1.21% of total assets

Chief Executive Officer Jack Zoeller stated, "We have positioned Cordia for a significant new round of growth and sustainable profitability in 2015 and beyond. Our company has grown over 35% after raising fresh capital in the spring of 2014. In addition, CordiaGrad, our new online lending platform, began refinancing student loan debt in late 2014. Our commercial and residential lending team in Richmond continued to produce exceptional results with over 22% growth last year."

Balance Sheet Activity

  Asset Growth. Total assets increased over 35%, to $318.6 million at December 31, 2014, compared to $235.1 million at December 31, 2013. During 2014, loans increased 22%, or $39 million. Of this amount, organic originations accounted for $29.5 million and purchases of guaranteed student loans increased $9.5 million. In addition, investment securities increased $34.9 million.
  Deposit Growth and Mix. Total deposits increased 26% to $265.6 million at December 31, 2014, compared to $210.8 million at December 31, 2013. Non-interest bearing deposits increased 34% while interest bearing deposits increased 25% during the year ended December 31, 2014.  The cost of deposits decreased from 80 to 73 basis points during the year.
  Asset Quality. Asset quality continued to improve, with non-performing assets decreasing to $3.9 million, or 1.21% of total assets, at December 31, 2014, from $5.5 million, or 2.33% of total assets, at December 31, 2013.
  Tangible Book Value. Tangible book value per share was $4.16 at December 31, 2014.

Operating Results

Three months ended December 31, 2014 compared to the three months ended December 31, 2013

  Net income for the quarter ended December 31, 2014 was $60,000 compared to net income of $5,000 for the prior year fourth quarter.
  Net interest income was $2.13 million for the fourth quarter of 2014, compared to $1.81 million for the fourth quarter of 2013.
  Net interest income, net of acquisition accounting adjustments, increased $429,000, or 25.5%.
  Net interest margin was 2.83% and 3.30% for the fourth quarter of 2014 and 2013, respectively. Adjusting for the impact of acquisition accounting, net interest margin was 2.80% compared to 3.04% for the 2013 period.
  The provision for loan losses was $182,000 in the fourth quarter of 2014 compared to a $92,000 recovery in the prior year quarter.
  Noninterest expense increased to $2.09 million for the fourth quarter of 2014, compared to $1.98 million for the fourth quarter of 2013. The increase in noninterest expense was primarily due to staff additions and increased student loan servicing expenses.

Year ended December 31, 2014 compared to the year ended December 31, 2013

  The net loss for the year ended December 31, 2014 was $(412,000) compared to net income of $696,000 for the year ended December 31, 2013.
  Net interest income was $8.23 million for the 2014 period, compared to $8.06 million for the 2013 period.
  Net interest income, net of acquisition accounting adjustments, increased $1.38 million, or 21%.
  Net interest margin for the 2014 period was 3.04% compared to 3.64% for the 2013 period. Adjusting for the impact of acquisition accounting, net interest margin was 2.96% compared to 2.97% for the 2013 period.
  Noninterest income was $467,000 for the 2014 period, compared to $300,000 for the 2013 period.
  Noninterest expense increased to $8.80 million for the 2014 period, compared to $7.64 million for the 2013 period. The increase in noninterest expense was primarily due to incentive compensation, staff additions and an increase in student loan servicing volume.

In the fourth quarter of 2014 the Bank launched CordiaGrad, a student loan refinancing program aimed at high-achieving student loan borrowers who have earned their degrees, established their careers, and maintained good to excellent credit. CordiaGrad is dedicated to offering significant rate savings to holders of federal, private, or parent student loans. To date, the average CordiaGrad customer has lowered their interest rate by 2.50% and reduced their total interest costs by more than $23,000 over the lifetime of their loans.

About Cordia Bancorp

Cordia Bancorp Inc. is a public bank holding company founded in 2009 seeking to invest in undervalued community banks and pursue organic and strategic growth in the Mid-Atlantic banking market.  Substantially all of the assets of Cordia consist of its investment in Bank of Virginia. Bank of Virginia provides retail banking services to individuals and commercial customers through six full-service banking locations in the greater Richmond market, including Chesterfield and Henrico Counties and Colonial Heights, Virginia. CordiaGrad provides student loan refinancing services through two offices in Midlothian, VA and Washington, DC.

For more information about Cordia Bancorp, Bank of Virginia and CordiaGrad, visit our websites: www.cordiabancorp.com, www.bankofva.com and www.cordiagrad.com.

DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's periodic filings with the Securities Exchange Commission. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

Cordia Bancorp
Consolidated Balance Sheets (unaudited)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(Dollars in thousands, except per share data)	2014	2014	2014	2014	2013
Assets
Cash and due from banks	$ 5,484	$ 5,789	$ 5,332	$ 10,499	$ 5,290
Fed funds sold and Interest-bearing deposits	16,363	6,131	9,843	16,839	8,694
Total cash and cash equivalents	21,847	11,920	15,175	27,338	13,984
Securities available for sale, at fair value	53,483	54,581	45,835	24,464	24,567
Securities held to maturity, at cost	20,716	21,263	21,839	14,500	14,753
Restricted securities	2,092	1,525	1,525	1,529	1,074

Loans held for investment:
Commercial real estate	103,253	92,300	90,909	85,084	82,581
Commercial and industrial	24,153	25,376	24,605	22,118	21,085
Guaranteed student loans	64,870	67,421	70,624	80,966	55,427
Consumer and other	20,683	19,221	18,147	16,914	14,914
Total loans held for investment	212,959	204,318	204,285	205,082	174,007
Less: Allowance for loan losses	(1,089)	(1,226)	(1,407)	(1,504)	(1,489)
Net loans held for investment	211,870	203,092	202,878	203,578	172,518

Premises and equipment, net	4,432	4,496	4,510	4,430	4,464
Accrued interest receivable	2,040	1,902	1,830	2,177	1,655
Other real estate owned, net of valuation allowance	1,641	1,543	1,543	1,543	1,545
Other assets	479	485	390	697	588
Total assets	$ 318,600	$ 300,807	$ 295,525	$ 280,256	$ 235,148

Liabilities and stockholders' equity
Non-interest bearing deposits	30,709	24,490	24,890	21,649	22,845
Savings and interest bearing demand deposits	83,339	78,779	75,660	74,818	60,685
Time deposits	151,555	149,679	144,643	138,561	127,284
Total deposits	265,603	252,948	245,193	235,028	210,814

Accrued expenses and other liabilities	861	877	3,419	12,202	1,047
FHLB borrowings	25,000	20,000	20,000	20,000	10,000
Total liabilities	291,464	273,825	268,612	267,230	221,861

Common stock - voting	50	50	50	28	28
Common stock - nonvoting	14	14	14	--	--
Additional paid-in-capital	32,957	32,896	32,848	18,672	18,648
Retained deficit	(5,417)	(5,477)	(5,559)	(5,289)	(5,005)
Accumulated other comprehensive loss	(468)	(501)	(440)	(385)	(384)
Total stockholders' equity	27,136	26,982	26,913	13,026	13,287
Total liabilities and stockholders' equity	$ 318,600	$ 300,807	$ 295,525	$ 280,256	$ 235,148

Cordia Bancorp
Consolidated Statements of Income (unaudited)

	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands, except per share data)	2014	2014	2014	2014	2013	2014	2013
Interest Income
Interest and fees on loans	$ 2,247	$ 2,275	$ 2,252	$ 2,149	$ 2,089	$ 8,923	$ 9,366
Investment securities	405	346	311	207	161	1,269	426
Interest on federal funds sold and deposits with banks	6	4	9	6	10	25	73
Total interest income	2,658	2,625	2,572	2,362	2,260	10,217	9,865

Interest Expense
Interest on deposits	451	443	441	426	412	1,761	1,644
Interest on FHLB Borrowings	76	57	56	41	40	230	164
Total interest expense	527	500	497	467	452	1,991	1,808

Net interest income	2,131	2,125	2,075	1,895	1,808	8,226	8,057
Provision for (recovery of) loan losses	182	(106)	209	20	(92)	305	19
Net interest income after provision for (recovery of) loan losses	1,949	2,231	1,866	1,875	1,900	7,921	8,038

Non-interest income
Service charges on deposit accounts	34	44	19	26	40	123	132
Net gain (loss) on sale of available for sale securities	116	(3)	--	64	--	177	--
Other fee income	50	41	43	33	46	167	168
Total non-interest income	200	82	62	123	86	467	300

Non-interest expense
Salaries and employee benefits	1,094	1,244	1,102	1,406	1,066	4,846	4,216
Professional services	104	92	125	106	161	427	501
Occupancy	139	139	136	151	138	565	565
Data processing and communications	184	206	160	148	139	698	548
FDIC assessment and bank fees	96	99	96	94	97	385	388
Bank franchise taxes	23	23	27	29	14	102	73
Student loan servicing fees and other loan expenses	191	144	210	126	76	671	275
Other real estate expenses	18	6	17	5	16	46	48
Gain on sale of other real estate owned	--	--	--	--	--	--	(36)
Supplies and equipment	78	82	83	75	75	318	274
Insurance	42	40	44	41	40	167	166
Director's fees	50	46	75	16	32	187	138
Marketing and business development	21	15	9	6	32	51	88
Other operating expenses	49	95	114	79	95	337	398
Total non-interest expense	2,089	2,231	2,198	2,282	1,981	8,800	7,642

Net income (loss)	$ 60	$ 82	$ (270)	$ (284)	$ 5	$ (412)	$ 696

Earnings (loss) per share, basic and diluted	$ 0.01	$ 0.01	$ (0.09)	$ (0.10)	$ --	$ (0.09)	$ 0.27
Weighted average shares outstanding, basic	6,426,078	6,420,107	3,017,772	2,776,992	2,773,320	4,675,468	2,602,357
Weighted average shares outstanding, diluted	6,504,160	6,504,106	3,017,772	2,776,992	2,788,302	4,705,948	2,615,387

Cordia Bancorp
Consolidated Financial Highlights (unaudited)
	As of and for the Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands, except per share data)	2014	2014	2014	2014	2013	2014	2013
Results of Operations
Interest income	$ 2,658	$ 2,625	$ 2,572	$ 2,362	$ 2,260	$ 10,217	$ 9,865
Interest expense	527	500	497	467	452	1,991	1,808
Net interest income	2,131	2,125	2,075	1,895	1,808	8,226	8,057
Provision for (recovery of) loan losses	182	(106)	209	20	(92)	305	19
Net interest income after provision for (recovery of) loan losses	1,949	2,231	1,866	1,875	1,900	7,921	8,038
Non-interest income	200	82	62	123	86	467	300
Non-interest expense	2,089	2,231	2,198	2,282	1,981	8,800	7,642
Net income (loss)	$ 60	$ 82	$ (270)	$ (284)	$ 5	$ (412)	$ 696

Earnings (loss) per share, basics and diluted	$ 0.01	$ 0.01	$ (0.09)	$ (0.10)	$ --	$ (0.09)	$ 0.27
Weighted average shares outstanding, basic	6,426,078	6,420,107	3,017,772	2,776,992	2,773,320	4,675,468	2,602,357
Weighted average shares outstanding, diluted	6,504,160	6,504,106	3,017,772	2,776,992	2,788,302	4,705,948	2,615,387

Performance Ratios
Return on average assets	0.08%	0.11%	-0.38%	-0.47%	0.01%	-0.14%	0.30%
Return on average equity	0.88%	1.22%	-4.20%	-8.52%	0.15%	-1.77%	5.12%
Return on average tangible equity	0.89%	1.16%	-4.22%	-8.61%	0.15%	-1.77%	5.18%
Efficiency ratio	89.62%	101.09%	102.85%	113.08%	104.59%	101.23%	91.44%

Yields and Rates
Yield on loans	4.32%	4.51%	4.39%	4.88%	4.82%	4.50%	5.50%
Yield on securities	2.06%	1.95%	2.27%	2.08%	2.14%	2.08%	1.84%
Yield on interest earning assets	3.56%	3.75%	3.77%	4.16%	4.13%	3.78%	4.45%
Cost of interest bearing deposits	0.77%	0.79%	0.82%	0.88%	0.89%	0.81%	0.87%
Cost of total deposits	0.69%	0.71%	0.74%	0.79%	0.80%	0.73%	0.80%
Cost of borrowings	1.26%	1.14%	1.12%	1.62%	1.60%	1.24%	1.64%
Cost of interest bearing liabilities	0.81%	0.81%	0.84%	0.92%	0.93%	0.84%	0.91%
Interest rate spread	2.75%	2.91%	2.93%	3.25%	3.21%	2.94%	3.54%
Net interest margin	2.83%	3.01%	3.34%	3.30%	3.30%	3.04%	3.64%

Capital
Total equity to total assets	8.52%	8.97%	9.11%	4.65%	5.65%	8.52%	5.65%
Tangible equity to total assets	8.49%	8.94%	9.07%	4.60%	5.59%	8.49%	5.59%
Book value per share	4.17	4.15	4.14	4.67	4.77	4.17	4.77
Tangible book value per share	4.16	4.13	4.12	4.63	4.72	4.16	4.72
Common shares outstanding	6,504,106	6,504,106	6,504,106	2,788,302	2,788,302	6,504,106	2,788,302

Average Balances
Loans	$ 207,833	$ 201,953	$ 205,104	$ 176,161	$ 173,536	$ 198,227	$ 170,200
Securities	78,590	70,848	54,904	39,747	30,156	61,156	23,159
Earning assets	298,712	279,876	272,733	226,968	218,707	270,163	221,448
Total assets	315,167	295,834	286,525	241,660	231,435	285,028	233,140
Interest bearing deposits	234,953	223,927	215,856	193,946	184,920	217,301	188,206
Total deposits	262,947	248,087	238,416	215,721	206,981	241,441	204,868
FHLB borrowings	24,185	20,000	20,000	10,111	10,000	18,616	10,000
Interest bearing liabilities	259,138	243,927	235,856	204,057	194,920	235,917	198,206
Total equity	27,198	26,918	25,727	13,332	13,266	23,342	13,591
Tangible equity	27,089	26,800	25,601	13,196	13,124	23,220	13,434

Asset Quality
Net charge-offs	319	75	306	5	(65)	705	640
Net charge-off rate	0.61%	0.15%	0.60%	0.01%	-0.15%	0.36%	0.38%
Non-performing loans	2,221	1,323	2,572	3,225	3,934	2,221	3,934
Non-performing assets	3,862	2,866	4,115	4,768	5,479	3,862	5,479
Allowance for loan losses	1,089	1,226	1,407	1,504	1,489	1,089	1,489
Non-performing loans as a % of total loans held for investment	1.04%	0.65%	1.26%	1.57%	2.26%	1.04%	2.26%
Non-performing assets as a % of total assets	1.21%	0.95%	1.39%	1.70%	2.33%	1.21%	2.33%
Allowance for loan losses as a % of total loans held for investment	0.51%	0.60%	0.69%	0.73%	0.86%	0.51%	0.86%
Allowance for loan losses as a % of non-performing loans	49.03%	92.67%	54.70%	46.64%	37.85%	49.03%	37.85%

Cordia Bancorp
GAAP to Non-GAAP Reconciliations (unaudited)

The table below shows the computations of tangible equity and tangible assets and certain related ratios, all of which are considered to be non-GAAP financial measures. The tangible equity to tangible assets ratio has become a focus of some investors and management believes this ratio may assist in analyzing the Corporation's capital position, absent the effects of intangible assets. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation, or as substitute for analysis of results reported under GAAP. Because not all companies use identical calculations, the non-GAAP measures presented in the following table may not be comparable to those reported by other companies.

	As of and for the Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	December 31,
(Dollars in thousands, except per share data)	2014	2014	2014	2014	2013	2014	2013
Tangible Equity and Tangible Assets (Period End)
Total shareholders' equity (GAAP)	$ 27,136	$ 26,982	$ 26,913	$ 13,026	$ 13,287	$ 27,136	$ 13,287
Less: intangible assets	104	112	121	130	139	104	139
Tangible Equity (non-GAAP)	$ 27,032	$ 26,870	$ 26,792	$ 12,896	$ 13,148	$ 27,032	$ 13,148

Total assets (GAAP)	$ 318,600	$ 300,807	$ 295,525	$ 280,256	$ 235,148	$ 318,600	$ 235,148
Less: intangible assets	104	112	121	130	139	104	139
Tangible assets (non-GAAP)	$ 318,496	$ 300,695	$ 295,404	$ 280,126	$ 235,009	$ 318,496	$ 235,009

Total equity to total assets (GAAP)	8.52%	8.97%	9.11%	4.65%	5.65%	8.52%	5.65%
Book value per share (GAAP)	$ 4.17	$ 4.15	$ 4.14	$ 4.67	$ 4.77	$ 4.17	$ 4.77
Tangible equity to tangible assets (non-GAAP)	8.49%	8.94%	9.07%	4.60%	5.59%	8.49%	5.59%
Tangible book value per share (non-GAAP)	$ 4.16	$ 4.13	$ 4.12	$ 4.63	$ 4.72	$ 4.16	$ 4.72

Tangible Equity and Tangible Assets (Average)
Total shareholders' equity (GAAP)	$ 27,198	$ 26,918	$ 25,727	$ 13,332	$ 13,266	$ 23,342	$ 13,591
Less: intangible assets	109	118	126	136	142	122	157
Tangible Equity (non-GAAP)	$ 27,089	$ 26,800	$ 25,601	$ 13,196	$ 13,124	$ 23,220	$ 13,434

Total assets (GAAP)	315,167	295,834	286,525	241,660	231,435	285,028	233,140
Less: intangible assets	109	118	126	136	142	122	157
Tangible assets (non-GAAP)	$ 315,058	$ 295,716	$ 286,399	$ 241,524	$ 231,293	$ 284,906	$ 232,983

Total equity to total assets (GAAP)	8.63%	9.10%	8.98%	5.52%	5.73%	8.19%	5.83%
Book value per share (GAAP)	$ 4.18	$ 4.14	$ 3.95	$ 4.78	$ 4.76	$ 3.59	$ 4.87
Tangible equity to tangible assets (non-GAAP)	8.60%	9.06%	8.94%	5.46%	5.67%	8.15%	5.77%
Tangible book value per share (non-GAAP)	$ 4.16	$ 4.12	$ 3.94	$ 4.73	$ 4.71	$ 3.57	$ 4.82
CONTACT: Mark Severson,
         CFO, Cordia Bancorp Inc.
         804-763-1322